Exhibit 99.1

                                                               [LOGO OF NOVELIS]

STRATEGIC AND FINANCIAL REVIEW

Investor Conference Call
September 29, 2006

                             [GRAPHICS APPEAR HERE]

This presentation is available
on our web site at www.novelis.com

                                                           (C) Novelis Inc. 2006

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                                                               [LOGO OF NOVELIS]

CAUTION ON FORWARD-LOOKING STATEMENTS

Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements may include statements preceded by, followed by, or including the words "believes," "expects," "anticipates", "plans," estimates," "projects," "forecasts," or similar expressions. Examples of such forward-looking statements in this presentation include, among other matters, our expectation to timely report our financial results with the SEC, proactively implement tax initiatives, appoint a new CEO, eliminate or reduce remaining metal price ceiling exposure, continue de-leveraging, focus on our cost position, align assets to our high-value portfolio, achieve our projected levels of Shipments, Regional Income (including both Regional Income before Can Ceiling and Regional Income Less Corporate Costs), Earnings Before Taxes, Capital Expenditures, Free Cash Flow and other financial targets for the remainder of 2006 and 2007 and achieve the long term financial targets for Regional Income less Corporate Costs, Annual Free Cash Flow, Return on Invested Capital and Debt to EBITDA. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. These statements are based on beliefs and assumptions of Novelis' management, which in turn are based on currently available information. These assumptions could prove inaccurate. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: the level of our indebtedness and our ability to generate cash; relationships with, and financial and operating conditions of, our customers and suppliers; changes in the prices and availability of aluminum (or premiums associated with such prices) or other raw materials we use; the effect of metal price ceilings in certain of our sales contracts; our ability to successfully negotiate with our customers to remove or limit metal price ceilings in our contracts; the effectiveness of our hedging activities, including our internal used beverage can and smelter hedges; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; continuing obligations and other relationships resulting from our spin-off from Alcan; changes in the relative values of various currencies; factors affecting our operations, such as litigation, labor relations and negotiations, breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions; our ability to improve and maintain effective internal control over financial reporting and disclosure controls and procedures in the future; changes in the fair market value of derivatives; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers' industries; changes in government regulations, particularly those affecting environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreements and other financing arrangements; the continued cooperation of certain debtholders and regulatory authorities with respect to extensions of our 2006 filing deadlines; the development of the most efficient tax structure for the Company; and the payment of special interest due to our failure to timely file our SEC reports and the payment of fees in connection with any related waivers or amendments to our principal debt agreements. The above list of factors is not exhaustive. Other important risk factors are included under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC, and may be discussed in subsequent filings with the SEC. Further, the risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2005, are specifically incorporated by reference into this presentation.

Sept. 29, 2006                          (C) Novelis Inc. 2006                  2

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                                                               [LOGO OF NOVELIS]

AGENDA

o    Strategic Overview

o    Financial Overview and Guidance

o    Question and Answer Session

Sept. 29, 2006                          (C) Novelis Inc. 2006                  3

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                                                               [LOGO OF NOVELIS]

NOVELIS STRATEGY
A WORLD-CLASS ALUMINUM CONVERSION BUSINESS

                                                                Strong
                                Differentiated,                financial
                                high value-added            results, stable
       Advantaged                product mix in               cash flows
     asset position              stable markets              and balanced
                                                                capital
                                                               structure

Sept. 29, 2006                          (C) Novelis Inc. 2006                  4

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                                                               [LOGO OF NOVELIS]

TRANSFORMING NOVELIS

o    Establishing strong leadership in finance and risk management
     -    Replaced CFO and established a stronger financial team

o    Minimizing volatility of commodity input costs
     -    Successfully eliminated price ceiling from certain contracts
     -    Reduced metal price lag cash volatility

o    Improving operational efficiency and product portfolio
     -    Launched European restructuring
     -    Increased working capital turns by more than 25%
     -    Introduced breakthrough Novelis Fusion(TM) technology

o    De-leveraging the capital structure
     -    Reduced debt by approximately $470 million

Sept. 29, 2006                          (C) Novelis Inc. 2006                  5

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                                                               [LOGO OF NOVELIS]

NEXT STEPS TO ENHANCE SHAREHOLDER VALUE

o    Timely reporting of financial results

o    Proactive tax planning initiatives

o    Appointment of new CEO

o    Continue de-leveraging

o    Eliminate all remaining price ceiling exposure

o    Continue aligning assets to high-value portfolio

o    Focus on cost position

Sept. 29, 2006                          (C) Novelis Inc. 2006                  6

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                                                               [LOGO OF NOVELIS]

AGENDA

o    Strategic Overview

o    Financial Overview and Guidance

o    Question and Answer Session

Sept. 29, 2006                          (C) Novelis Inc. 2006                  7

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                                                               [LOGO OF NOVELIS]

REPORTING UPDATE

o    Timely financial reporting

     - May 2006: completed extensive financial restatement and review process; restated 1Q05 and 2Q05 financials and reported 3Q05 results

     -    August 2006: filed 2005 10-K

     -    September 15, 2006: filed 1Q06 10-Q

     -    By October 20, 2006: file 2Q06 10-Q

o    Timely file 2006 10-K under SEC requirements

Sept. 29, 2006                          (C) Novelis Inc. 2006                  8

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                                                               [LOGO OF NOVELIS]

PRICE CEILING
EXPOSURES AND RISK MITIGATION

NET EXPOSURES
-------------

o    Price ceilings on certain North American contracts:

     -    2006 exposure is 125 kilotonnes (kt)

     -    Projected 2007 exposure is approximately 50 kt

     -    Beyond 2007, exposure is not expected to exceed 50 kt

     -    We expect to reduce exposure to 20-30 kt per year

MITIGANTS
---------

o    Internal hedges reduce risk to metal price exposure:

     -    Volume from smelters serve as a natural hedge

     - Benefit from spreads between UBC and LME prices -- expectations based on 2006 experience and historical statistical evidence

ACTIONS
-------

o    External hedges: purchase of LME futures and option contracts

o    Half of price ceiling volume eliminated at end of 2006

o    Aggressively pursuing all options for removal of price ceilings

Sept. 29, 2006                          (C) Novelis Inc. 2006                  9

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                                                               [LOGO OF NOVELIS]

METAL PRICE LAG
EXPOSURES AND RISK MITIGATION

EXPOSURE
--------

o Timing differences between purchase of metal, processing and the sale of finished products

     -    Metal purchases typically have a 1-month lag

     -    Metal processing time ranges between 30 to 60 days

     - Approximately 20% of business is sold on the basis of a 3- to 6-month trailing average metal price with most of the remaining business on a 1- to 2-month lag

MITIGANTS
---------

o Regional Income can be affected on a monthly basis, but equalizes over time if prices revert to the mean

ACTIONS
-------

o Reduced approximately two-thirds of metal price lag cash volatility during the past 5 weeks through short-term selling of LME futures

Sept. 29, 2006                          (C) Novelis Inc. 2006                 10

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                                                               [LOGO OF NOVELIS]

REVIEW OF HISTORICAL FINANCIALS

                         ROLLED PRODUCTS SHIPMENTS (kt)

                              [CHART APPEARS HERE]


                                 NET SALES ($MM)

                              [CHART APPEARS HERE]


                   REGIONAL INCOME LESS CORPORATE COSTS ($MM)

                              [CHART APPEARS HERE]


                              FREE CASH FLOW ($MM)

                              [CHART APPEARS HERE]


Note: See Appendix for reconciliation of non-GAAP financial measures.

Sept. 29, 2006                          (C) Novelis Inc. 2006                 11

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                                                               [LOGO OF NOVELIS]

DEBT REDUCTION HISTORY

           REDUCED TOTAL DEBT BY $468MM SINCE SPIN-OFF (THROUGH 2Q-06)

                              [CHART APPEARS HERE]

Sept. 29, 2006                          (C) Novelis Inc. 2006                 12

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                                                               [LOGO OF NOVELIS]

NOVELIS FINANCIAL GUIDANCE
2006 AND 2007 FORECAST

                                                                 2006E                      2007E
                                                       ------------------------   ------------------------
US$MM, EXCEPT SHIPMENT DATA                   2005        LOW            HIGH        LOW           HIGH
----------------------------------------   ---------   ---------      ---------   ---------      ---------
Shipments (kt)
  Rolled Products                              2,873       2,960   -      2,980       3,050   -      3,100
  Ingot Products                                 214         180   -        190         180   -        190
                                           ---------   ---------      ---------   ---------      ---------
                                               3,087       3,140   -      3,170       3,230   -      3,290
----------------------------------------------------------------------------------------------------------
Regional Income before Can Ceiling               660         685   -        703         655   -        700
Can Ceiling, net of hedging                      (40)       (205)  -       (205)        (80)  -        (75)
Corporate costs                                  (72)       (120)  -       (110)        (80)  -        (70)
                                           ---------   ---------      ---------   ---------      ---------
Regional Income less Corp Costs                  548         360   -        388         495   -        555
----------------------------------------------------------------------------------------------------------
Earnings (Loss) Before Taxes                     224        (285)  -       (240)         35   -        100
Capital Expenditures                             178         115   -        110         175   -        165
Free Cash Flow                                   328         150   -        200         150   -        200
----------------------------------------------------------------------------------------------------------
Assumed Average LME Price ($ / mt)             1,897             2,500                      2,500
----------------------------------------------------------------------------------------------------------

Note 1: Excludes special items including potential asset sales.
Note 2: See Appendix for reconciliation of non-GAAP financial measures.

Sept. 29, 2006                          (C) Novelis Inc. 2006                 13

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                                                               [LOGO OF NOVELIS]

REGIONAL INCOME (RI)
LESS CORPORATE COSTS BRIDGE

                 2005 - 2006 ($MM) - MIDPOINT OF GUIDANCE RANGE

                              [CHART APPEARS HERE]

Sept. 29, 2006                          (C) Novelis Inc. 2006                 14

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                                                               [LOGO OF NOVELIS]

REGIONAL INCOME (RI)
LESS CORPORATE COSTS BRIDGE (CONT'D)

                 2006 - 2007 ($MM) - MIDPOINT OF GUIDANCE RANGE

                              [CHART APPEARS HERE]

Sept. 29, 2006                          (C) Novelis Inc. 2006                 15

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                                                               [LOGO OF NOVELIS]

NOVELIS FINANCIAL GUIDANCE

METRIC                                          LONG-TERM TARGET
------------------------------------            ----------------
EXCLUDING METAL PRICING EFFECTS:

Regional Income less Corporate Costs                 7% - 10%

Annual Free Cash Flow (1)                             >$400MM

Return on Invested Capital (2)                           >12%

Debt to EBITDA                                    2.5x - 3.0x

(1) Free Cash Flow = net cash from operating activities - dividends - capital expenditures - premiums paid to purchase derivatives + net proceeds from settlement of derivatives.

(2) Return on Invested Capital = After Tax EBIT divided by average book capitalization.

Sept. 29, 2006                          (C) Novelis Inc. 2006                 16

                                                               [LOGO OF NOVELIS]

AGENDA

o    Strategic Overview

o    Financial Overview and Guidance

o    Question and Answer Session

Sept. 29, 2006                          (C) Novelis Inc. 2006                 17

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                                                               [LOGO OF NOVELIS]

APPENDIX

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                                                               [LOGO OF NOVELIS]

RECONCILIATION OF REGIONAL INCOME
TO EARNINGS BEFORE TAX

                                                                  2003        2004        2005      Q1 2005     Q1 2006
                                                                 ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL
                                                                --------   ---------    --------    --------    --------
Total Regional Income                                                508         654         620         174         181
Corporate Costs                                                      (36)        (49)        (72)        (16)        (26)
Interest expense & amortization of debt discounts & fees             (40)        (74)       (203)        (56)        (51)
Unrealized gains due to changes in the fair value
 of derivatives                                                       20          77         140          19           1
Depreciation & amortization                                         (222)       (246)       (230)        (59)        (58)
Litigation settlement - net of insurance recoveries                    -           -         (40)          -           -
Impairment charges on long lived assets                               (4)        (75)         (7)          -           -
Adjustment to eliminate proportional consolidation                   (36)        (41)        (36)        (10)         (8)
Restructuring (charges) recoveries                                    (8)        (20)        (10)          2          (1)
Gain (loss) on disposal of fixed assets & businesses                  28           5          17           1         (14)
Gains on corporate derivative instruments & exchange items             -           -          45           2           4
Income before provision for taxes on income & minority
 interests' share (Earnings Before Tax)                              210         231         224          57          28

Sept. 29, 2006                          (C) Novelis Inc. 2006                 19

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                                                               [LOGO OF NOVELIS]

RECONCILIATION OF REGIONAL INCOME
TO EARNINGS BEFORE TAX

                                                                2006 LOW   2006 HIGH    2007 LOW   2007 HIGH
                                                                ESTIMATE    ESTIMATE    ESTIMATE    ESTIMATE
                                                                --------   ---------    --------   ---------
Total Regional Income                                                480         498         575         625
Corporate Costs                                                     (120)       (110)        (80)        (70)
Interest expense & amortization of debt discounts & fees            (204)       (204)       (180)       (175)
Unrealized losses due to changes in the fair value
 of derivatives                                                     (131)       (131)          -           -
Depreciation & amortization                                         (238)       (238)       (235)       (235)
Litigation settlement - net of insurance recoveries                    -           -           -           -
Impairment charges on long lived assets                                -           -           -           -
Adjustment to eliminate proportional consolidation                   (45)        (45)        (45)        (45)
Restructuring (charges) recoveries                                   (13)        (10)          -           -
Gain (loss) on disposal of fixed assets & businesses                 (14)          -           -           -
Gains on corporate derivative instruments & exchange items             -           -           -           -
Income before provision for taxes on income (loss) &
 minority interests' share (Earnings Before Tax)                    (285)       (240)         35         100

Sept. 29, 2006                          (C) Novelis Inc. 2006                 20

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                                                               [LOGO OF NOVELIS]

RECONCILIATION OF NET CASH FROM
OPERATING ACTIVITIES TO FREE CASH FLOW

                                                                  2003        2004        2005      Q1 2005     Q1 2006
                                                                 ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL
                                                                --------   ---------    --------   ---------   ---------
Net cash provided by operating activities                            444         208         449         110          95
Dividends                                                              -          (4)        (34)         (7)         (7)
Capital Expenditures                                                (189)       (165)       (178)        (25)        (21)
Premiums paid to purchase derivative instruments                       -           -         (57)        (10)          -
Net proceeds from settlement of derivative instruments                 -           -         148          19          71
Free Cash Flow                                                       255          39         328          87         138

Sept. 29, 2006                          (C) Novelis Inc. 2006                 21

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                                                               [LOGO OF NOVELIS]

RECONCILIATION OF NET CASH FROM
OPERATING ACTIVITIES TO FREE CASH FLOW

                                                                2006 LOW   2006 HIGH    2007 LOW   2007 HIGH
                                                                ESTIMATE    ESTIMATE    ESTIMATE    ESTIMATE
                                                                --------   ---------    --------   ---------
Net cash provided by operating activities                            108         136         315         350
Dividends                                                            (31)        (31)        (10)        (10)
Capital Expenditures                                                (115)       (110)       (175)       (165)
Premiums paid to purchase derivative instruments                      (2)         (5)          0           0
Net proceeds from settlement of derivative instruments               190         210          20          25
Free Cash Flow                                                       150         200         150         200

Sept. 29, 2006                          (C) Novelis Inc. 2006                 22